UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2005

SWIFT TRANSPORTATION CO., INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-18605	86-0666860

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 South 75th Avenue, Phoenix, Arizona	85043

(Address of Principal Executive Offices)	(Zip Code)

(602) 269-9700

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On May 26, 2005, the Company’s shareholders approved the Swift Transportation Co., Inc. 2005 Non-Employee Directors Stock Option Plan (the “Director Plan”). The Director Plan was described in and submitted as Appendix A to the Company’s Proxy Statement for the 2005 Annual Meeting of Shareholders and is incorporated by reference as an exhibit hereto.

     On May 26, 2005, following approval by the Shareholders of the Director Plan, the Compensation Committee of the Board of Directors made the following stock option awards under the Director Plan:

Karl Eller	22,000
Alphonse E. Frei	25,000
David Goldman	23,000
Dale M. Jensen	23,000
Paul M. Mecray	22,000
Jock Patton	22,000
Karen E. Rasmussen	25,000

     In accordance with the terms of the Director Plan, 20% of the foregoing stock option awards were vested on the date of grant, and an additional 20% of each such award will vest on each of the four subsequent anniversaries of the grant date.

     On May 26, 2005, the Compensation Committee of the Board of Directors approved a Second Amendment to the Non-Qualified Deferred Compensation Agreement, originally dated March 14, 2000 and amended October 19, 2004 (as so amended, the “Deferred Compensation Agreement”), between Swift Transportation Co., Inc. (the “Company”) and William F. Riley III. The principal purpose of the amendment was to correct certain provisions in the Deferred Compensation Agreement to conform to the terms previously approved by resolution of the Compensation Committee with respect to the vesting of the deferred compensation obligations owed to Mr. Riley. Pursuant to this amendment, the Company shall continue to fund its obligations under the Deferred Compensation Agreement through June 24, 2006.

     A copy of the amendment to the Deferred Compensation Agreement is filed as an exhibit hereto and incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTOR; ELECTION OF DIRECTOR

     On May 26, 2005, Earl H. Scudder resigned as a director of the Company. Mr. Scudder was a Class I Director and did not serve on any committees of the Board.

     At a meeting of the Company’s Board of Directors held on May 26, 2005, Samuel C. Cowley was elected as a Class I Director, with a term expiring at the 2006 annual meeting of stockholders, to fill the vacancy created by Mr. Scudder’s resignation. Mr. Cowley currently serves as Executive Vice President and General Counsel to the Company. Prior to joining Swift in March 2005, Mr. Cowley was a practicing attorney in the law firm of Snell & Wilmer L.L.P., Phoenix, Arizona since March 1990. Mr. Cowley’s practice has been concentrated in mergers and acquisitions, securities regulation including Sarbanes-Oxley Act compliance, and corporate finance. Previously he was associated with Reid & Priest, New York, New York. Mr. Cowley is a graduate of Cornell Law School, Ithaca, New York and of Brigham Young University, Provo, Utah with a B.A. in Economics. Mr. Cowley is admitted to practice law in the States of Arizona and New York.

     Mr. Cowley will not serve on any committees of the Board.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

10.1	Second Amendment to Non-Qualified Deferred Compensation Agreement, dated May 25, 2005.

10.2	Swift Transportation Co., Inc. 2005 Non-Employee Directors Stock Option Plan (incorporated by reference to Appendix A to the Company’s proxy statement dated April 15, 2005).

10.3	Swift Transportation Co., Inc. Non-Employee Directors Stock Option Agreement (incorporated by reference to Appendix A to the Company’s proxy statement dated April 15, 2005).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2005

SWIFT TRANSPORTATION CO., INC.
/s/ Glynis Bryan
By:	Glynis Bryan
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

10.1	Second Amendment to Non-Qualified Deferred Compensation Agreement, dated May 25, 2005.

10.2	Swift Transportation Co., Inc. 2005 Non-Employee Directors Stock Option Plan (incorporated by reference to Appendix A to the Company’s proxy statement dated April 15, 2005).

10.3	Swift Transportation Co., Inc. Non-Employee Directors Stock Option Agreement (incorporated by reference to Appendix A to the Company’s proxy statement dated April 15, 2005).